UNITED STATES
                    	SECURITIES AND EXCHANGE COMMISSION
	                          Washington, D.C.  20549



                                 	FORM 8-K

                               	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      August 31, 1998



                            	NOODLE KIDOODLE, INC.

            	 (Exact name of registrant as specified in its charter)


	       Delaware	                     01-06083	         11-1771705

	(State or other jurisdiction	      (Commission	     (IRS Employer
	 of incorporation)	                 File Number)	    Identification No.)



	6801 Jericho Turnpike, Suite 100, Syosset, New York    11791-4427

	(Address of principal executive offices)	              (Zip Code)


Registrant's telephone number, including area code      (516) 677-0500





	(Former name or former address, if changed since last report.)


	This document contains  8 pages.  The Exhibit Index is located on page  4.

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Item 5.  Other Events.

	a.	    On August  31, 1998, the Board of Directors of the Noodle
Kidoodle, Inc. (the "Company") approved an amendment to Article II, Section 3 of the Amended and Restated Bylaws of the Company. The amendment requires that a stockholder desiring to nominate one or more candidates for election to the Board of Directors so notify the Company not less than 100 days nor more than 120 days prior to the anniversary date of the previous year's Annual Meeting (the "Anniversary Date"), or if the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, not later than the close of business on the later of (i) the 100th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company.

Item 7.	Exhibits.

3.1(a)	 Article II, Section 3 of the Amended and Restated Bylaws


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                              	SIGNATURES


		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 					NOODLE KIDOODLE, INC.
                                 					By: /s/ Kenneth  S.  Betuker
   					                              Name: Kenneth  S.  Betuker
    					                             Title:Vice President, Chief Financial
                                            Officer and Secretary


Date:  September 11, 1998

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                                	Exhibits Index

Exhibit Number	     		Description

3.1(a)			            	Article II, Section 3 of the Amended and
                      Restated Bylaws

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                                                             	Exhibit 3.1(a)
                          	AMENDED AND RESTATED
                                  	BY-LAWS
                                     	OF

                           	NOODLE KIDOODLE, INC.
	                         (A Delaware Corporation)


                               	ARTICLE II.

                             	Board of Directors

	   	Section 3.     	Director Nominations.  Nominations of candidates for
election as Directors of the Corporation at any Annual Meeting may be made only (a) by, or at the direction of, the Board of Directors or (b) by any
Record Holder (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the Annual
Meeting in question) who complies with the timing, informational and other requirements set forth in this Section 3.  Any stockholder who seeks to make such a nomination or his or her representative must be present in person at the Annual Meeting.  Only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as Directors at an
Annual Meeting.

		Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3. A Record

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Holder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 100 days nor more than 120 days prior to the Anniversary Date; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a Record Holder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 100th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

		A Record Holder's notice to the Secretary shall set forth as to each person whom the Record Holder proposes to nominate for election or re-election as a Director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person on the date of such Record Holder notice, (iv) the consent of each nominee to serve as a Director if elected, and (v) such information concerning such person as is required to be disclosed concerning a nominee for election as Director of the Corporation pursuant to the rules and regulations under the Exchange Act. A Record Holder's notice to the Secretary shall further set forth as to the Record Holder giving such notice: (i) the name and address, as they appear on the Corporation's stock transfer books, of such Record Holder and of the beneficial owners (if any) of the Corporation's capital stock registered in such Record Holder's name and the name and address of other Record Holders

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known by such Record Holder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation's capital stock which are held of record, beneficially owned or represented by proxy by such Record Holder and by any other Record Holders known by such Record Holder to be supporting such nominee(s) on the date of such Record Holder's notice, and (iii) a description of all arrangements or understandings between such Record Holder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such Record Holder or in connection therewith.

		If the Board of Directors or a designated committee thereof determines that any stockholder nomination was not timely made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this
Section 3 in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3, the presiding officer of the Annual Meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not timely made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3 in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the

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terms of this Section 3, the presiding officer shall so declare at the Annual
Meeting and such nominee shall be eligible for election at the meeting.

		No person shall be elected by the stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3. Election of Directors at the Annual Meeting need not be by written ballot, unless otherwise provided by the Board of Directors or the presiding officer at such Annual Meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as Directors at the Annual Meeting in accordance with the procedures set forth in this Section shall be provided for use at the Annual Meeting.


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